                                                                   Exhibit 10.14

                           STOCK REDEMPTION AGREEMENT

         STOCK REDEMPTION  AGREEMENT,  made and entered into as of July 26, 2006
(the "Agreement"),  by and between the undersigned along with certain individual shareholders  (the  "Seller"),  and SWMX,  Inc.,  a  Delaware  corporation  (the
"Company").

                                   WITNESSETH:

         WHEREAS,  the Seller  desires to sell to the  Company,  and the Company desires to purchase and cancel, all upon the terms and subject to the conditions set forth in this Agreement,  5,206,700  shares of Common Stock, par value $0.01 per share, (the "Shares") of the Company.

         NOW,  THEREFORE,  in  consideration  of the  premises and of the mutual covenants and  agreements of the parties  herein  contained,  the parties hereby agree as follows:

               1.   SALE OF STOCK.

                    1.1  The  Seller  hereby  sells,   and  the  Company  hereby
purchases,  the Shares.  The Seller  shall  deliver to the Company  certificates representing  the Shares,  duly endorsed in blank or accompanied by stock powers executed in blank.

                    1.2  The  aggregate   purchase   price  for  the  Shares  is
$400,000.00  (the  "Purchase  Price"),  payable  by  certified  check or by wire transfer as agreed by the parties.

               2.   REPRESENTATIONS  AND  WARRANTIES  OF THE SELLER.  The Seller
represents and warrants to the Company as follows:

                    2.1  OWNERSHIP OF SHARES. The Shares are solely owned by the
Seller,  validly issued, fully paid and non-assessable and are free and clear of any items and all liens,  encumbrances,  claims,  charges  and  assessments  and
subject  to  no  options,   agreements,   or   restrictions   with   respect  to
transferability.

                    2.2  AUTHORIZATION.  The  Seller  has all  requisite  power, legal  capacity  and  authority to enter into this  Agreement  and to assume and perform  his  obligations  hereunder.  This  Agreement  when duly  executed  and delivered by the Seller will constitute a legal, valid and binding obligation of the Seller,  enforceable against him in accordance with its terms, except as the enforceability  thereof  may be limited by  applicable  bankruptcy,  insolvency, reorganization,  moratorium or other similar laws  affecting  creditors'  rights generally or by the principles governing the availability of equitable remedies.

                    2.3  APPROVALS AND CONSENTS. No action, approval, consent or authorization,  including, but not limited to, any action, approval,  consent or authorization  by any  governmental or  quasi-governmental  agency,  commission, board,  bureau, or  instrumentality is necessary or required as to the Seller in order  to  constitute  this  Agreement  as  a  valid,  binding  and  enforceable obligation of the Seller in accordance with its terms.

               3.   REPRESENTATIONS  AND WARRANTIES OF THE COMPANY.  The Company
represents and warrants to the Seller as follows:

                    3.1  AUTHORIZATION.  The  Company has all  requisite  power, legal  capacity  and  authority to enter into this  Agreement  and to assume and perform  his  obligations  hereunder.  This  Agreement  when duly  executed  and delivered by the Company will constitute a legal,  valid and binding  obligation of the Company,  enforceable  against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy,  insolvency, reorganization,  moratorium or other similar laws  affecting  creditors'  rights generally or by the principles governing the availability of equitable remedies.

                    3.2  APPROVALS AND CONSENTS. No action, approval, consent or authorization,  including, but not limited to, any action, approval,  consent or authorization  by any  governmental or  quasi-governmental  agency,  commission, board,  bureau, or instrumentality is necessary or required as to the Company in order  to  constitute  this  Agreement  as  a  valid,  binding  and  enforceable obligation of the Company in accordance with its terms.

               4.   GENERAL PROVISIONS.

                    4.1  ENTIRE  AGREEMENT.  Except  as  set  forth  herein,  no representations  or warranties have been made to the Company by the Seller,  and
in   subscribing   for  the  Shares  the  Company  is  not   relying   upon  any
representations other than those specifically  contained herein, except that the
Seller  represents to the Company that all material  information known about the
Company  by the  Seller  has  been  disclosed  to the  Company.  This  Agreement constitutes the entire agreement  between the parties hereto with respect to the subject  matter  contained  herein  and  supersedes  all prior  oral or  written agreements,  if any,  between the parties  hereto with  respect to such  subject matter and, except as otherwise  expressly  provided herein,  is not intended to confer upon any other person any rights or remedies  hereunder.  Any  amendments hereto or  modifications  hereof must be made in writing and executed by each of the parties hereto.

                    4.2  FAIRNESS OF PURCHASE PRICE. Both the Company and Seller
hereby  acknowledge,  as evidenced by their signatures hereto, that the Purchase
Price paid is fair, equitable and valid.

                    4.3  WAIVER.  Any  failure by the  Seller or the  Company to enforce any rights hereunder shall not be deemed a waiver of such rights.

                    4.4  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance  with,  the laws of the State of Nevada  without  giving effect to conflict of laws principles.

                    4.5  BINDING  EFFECT;  ASSIGNMENT.  This  Agreement  and the
various rights and obligations  arising  hereunder shall inure to the benefit of and be binding upon the Seller and the Company and their  respective  successors and assigns.

                    4.6  EXPENSES. All costs and expenses incurred in connection with this Agreement and the  transactions  contemplated  hereby shall be paid by the party incurring such costs and expenses.

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                    4.7  HEADINGS.  The  headings or captions  contained in this
Agreement  are for  reference  purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                    4.8  COUNTERPARTS.  This Agreement may be executed in two or more counterparts,  each of which shall be deemed an original,  but all of which taken together shall constitute one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]

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         IN WITNESS  WHEREOF,  the  parties  have caused  this  Agreement  to be executed as of the day and year first above written.

                                     SELLER:

                                     /s/ WILLIAM IVERSEN
                                     ---------------------------
                                     WILLIAM IVERSEN

                                     COMPANY:
                                     SWMX, INC.

                                     By:  /s/ Joshua Wexler
                                         ---------------------------------------
                                     Name:   Joshua Wexler
                                     Title:  Chief Executive Officer

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